================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):             MAY 9, 2007


                         HI-SHEAR TECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


    DELAWARE                       001-12810                     22-2535743
 (State or other                  (Commission                 (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)

                  24225 GARNIER STREET
                  TORRANCE, CALIFORNIA                      90505-5355
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:      (310) 784-2100

================================================================================

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTIONS OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
          OFFICERS:

         Hi-Shear Technology Corporation is pleased to announce the appointment of Ms. Jan L. Hauhe to the position of Director of Finance and Information Systems effective May 7, 2007. Ms. Hauhe was most recently employed by General Dynamics, which previously has acquired and consolidated into its operations both the Veridian Corporation and Trident Systems where Ms. Hauhe held executive positions with both firms. From 2000 through 2006, Ms. Hauhe has held the positions of CFO/Controller, Director of Business Management, and Director of Process Quality. She has earned a Masters of Business Administration (M.B.A.) in Finance from Loyola Marymount University and holds a Bachelors of Science degree in Business Administration from California State University, Fresno. Ms. Hauhe replaces Mr. Gregory J. Smith who has resigned from his position as Vice President of Finance and CFO at Hi-Shear Technology Corporation effective May 3, 2007 and will no longer be with the Company after June 29, 2007.









                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HI-SHEAR TECHNOLOGY CORP.



Dated: May 9, 2007                         By:  /s/ George W. Trahan
                                                --------------------------------
                                                George W. Trahan, President,
                                                Chief Executive Officer &
                                                Chairman